UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2026

EMERALD HOLDING, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Broadway, 14th Floor
New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 226-5700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on May 9, 2026, Emerald Holding, Inc., a Delaware corporation (the “Company” or “Emerald”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Emma Buyer, LLC, a Delaware limited liability company (“Parent”), and Emma Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are newly formed holding companies owned by funds managed by affiliates of Apollo Global Management, Inc. (“Apollo”).

On July 14, 2026 (the “Closing Date”), Parent completed the acquisition (such acquisition, the “Transaction”) of Emerald. Pursuant to and subject to the terms of the Merger Agreement, Merger Sub merged with and into Emerald, with Emerald surviving the merger and becoming a wholly-owned subsidiary of Parent.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on May 11, 2026 and is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the consummation of the Transaction, on July 14, 2026, the Company terminated its (i) Registration Rights Agreement, dated as of July 19, 2013, by and among the Company, Onex Partners III LP, a Delaware limited partnership, Onex Partners III GP LP, a Delaware limited partnership, Onex Partners III PV LP, a Delaware limited partnership, Onex Partners III Select LP, a Delaware limited partnership, Onex US Principals LP, a Delaware limited partnership, and the other stockholders party thereto, and (ii) Registration Rights Agreement, dated as of June 29, 2020, by and among the Company, OPV Gem Aggregator LP, a Delaware limited partnership, and the other stockholders party thereto.

In connection with the consummation of the Transaction, on the Closing Date, the Company caused its subsidiaries to terminate all outstanding commitments under the Second Amended and Restated Credit Agreement, dated as of January 30, 2025 (as amended by Amendment No. 1 to Credit Agreement, dated as of August 13, 2025, the “Existing Credit Agreement”), among, inter alios, Expo Event Midco, Inc., a Delaware corporation, Emerald X, Inc., a Delaware corporation, the subsidiary guarantors party thereto, the lenders party thereto and Bank of America, N.A., as administrative agent. In connection with the termination of the Existing Credit Agreement, all outstanding obligations for principal, interest and fees under the Existing Credit Agreement were paid off in full and all guarantees and collateral security arrangements in respect of any obligations under the Existing Credit Agreement were terminated and released.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

Each share of common stock, par value $0.01 per share, of Emerald (each, a share of “Emerald Common Stock”) issued and outstanding immediately prior to the effective time of the Transaction (the “Effective Time”), other than shares of Emerald Common Stock (i) held by Emerald as treasury stock or owned by Parent or Merger Sub (which were cancelled) or any wholly owned subsidiary of Emerald and Parent (other than Merger Sub), or (ii) as to which appraisal rights were properly exercised in accordance with Delaware law (and not validly withdrawn), were cancelled and converted into the right to receive, $5.03 per share of Emerald Common Stock in cash (the “Merger Consideration”), without interest.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

On July 14, 2026, Emerald notified the New York Stock Exchange (“NYSE”) of the consummation of the Transaction and requested that the NYSE suspend Emerald Common Stock and file with the SEC a notification of removal from listing on Form 25 in order to effect the delisting of Emerald Common Stock from the NYSE and to apply for the deregistration of Emerald Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Emerald Common Stock is no longer listed on the NYSE. Trading of Emerald Common Stock on the NYSE was suspended prior to the opening of trading on July 14, 2026. In addition, Emerald intends to file with the SEC a certification and notice of termination on Form 15 requesting the termination of registration of Emerald Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

In connection with the consummation of the Transaction, at the Effective Time, holders of Emerald Common Stock (other than Emerald Common Stock (i) held by Emerald as treasury stock or owned by Parent or Merger Sub (which were cancelled) or any wholly owned subsidiary of Emerald and Parent (other than Merger Sub), or (ii) as to which appraisal rights were properly exercised in accordance with Delaware law), and Company Equity Awards ceased to have any rights in connection with their holding of such securities (other than the right to receive their applicable amount of the Merger Consideration).

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the consummation of the Transaction, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, each of the members of the Company’s board of directors as of immediately prior to the Effective Time ceased his or her respective service as a director of the Company. Effective upon the closing of the Transaction, the Company’s President and Chief Executive Officer, Hervé Sedky, will transition from his current role to serve as a senior advisor to the combined company of Emerald and Questex, LLC (“Questex”) and Paul Miller, current Chief Executive Officer of Questex, will lead the combined company as Chief Executive Officer.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, each of the certificate of incorporation and the bylaws of the Company as in effect immediately prior to the Effective Time was amended and restated in its entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 8.01.	Other Events.

On July 14, 2026, the Company issued a press release announcing the completion of the Transaction. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of May 9, 2026, by and among Emerald Holding, Inc., Emma Buyer, LLC and Emma Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 11, 2026).

3.1	Third Amended and Restated Certificate of Incorporation of Emerald Holding, Inc.

3.2	Fourth Amended and Restated Bylaws of Emerald Holding, Inc.

99.1	Press Release of Emerald Holding, Inc., dated July 14, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD HOLDING, INC.

July 14, 2026	By:	/s/ Sara Altschul
	Name:	Sara Altschul
	Title:	General Counsel and Corporate Secretary